UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

NVR, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Plaza America Drive, Suite 500
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 956-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 9, 2018, the Compensation Committee of the Board of Directors of NVR, Inc. approved the grant of non-qualified stock options to purchase NVR, Inc. common stock (“Shares”) on May 10, 2018 (the "Grant Date") to the following executive officers of NVR, Inc.:

Name and Principal Position	Shares Granted
Paul C. Saville, President and Chief Executive Officer	50,000
Daniel D. Malzahn, Senior Vice President, Chief Financial Officer and Treasurer	16,400
Jeffrey D. Martchek, President of Homebuilding Operations	14,600
Robert W. Henley, President, NVR Mortgage	14,100
Eugene J. Bredow, Senior Vice President and Chief Administrative Officer	13,600
Consistent with the disclosure in the Company’s 2018 Proxy Statement, the grants represent four years of long-term incentive compensation to each executive officer. Each executive officer’s grant consisted of two options, each covering half of the number of Shares listed above. One of the options is a time-based option which will vest in 25% increments on each of December 31, 2020, 2021, 2022 and 2023, provided that the executive officer remains employed by NVR, Inc. on the relevant vesting date. The other option is performance-based and will vest on the same terms as the time-based options, subject to an additional requirement that vesting of the options is based on the Company’s return on capital performance during 2018 through 2020.
The exercise price of each of the options is $3,022.99, which was the closing price of our common stock on the day preceding the Grant Date.
All of the options were granted under the NVR, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), a copy of which is filed as Exhibit 10.1 to NVR, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 3, 2018.
Additional terms of the time-based options granted to our executive officers are set forth in the form of Non-Qualified Stock Option Agreement, filed herewith as Exhibit 10.1. Additional terms of the performance-based options granted to our executive officers are set forth in the form of Non-Qualified Stock Option Agreement, filed herewith as Exhibit 10.3.
Terms of the time-based and performance-based options granted to our Board members will be evidenced by the forms of agreement filed herewith as Exhibits 10.2 and 10.4, respectively.
Terms of the restricted share units that are available to be granted under the 2018 Plan to our executive officers or Board members will be evidenced by the forms of agreement filed herewith as Exhibits 10.5 and 10.6, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1*	The Form of Non-Qualified Stock Option Agreement (Management time-based grants) under the NVR, Inc. 2018 Equity Incentive Plan. Filed herewith.

10.2*	The Form of Non-Qualified Stock Option Agreement (Director time-based grants) under the NVR, Inc. 2018 Equity Incentive Plan. Filed herewith.

10.3*	The Form of Non-Qualified Stock Option Agreement (Management performance-based grants) under the NVR, Inc. 2018 Equity Incentive Plan. Filed herewith.

10.4*	The Form of Non-Qualified Stock Option Agreement (Director performance-based grants) under the NVR, Inc. 2018 Equity Incentive Plan. Filed herewith.

10.5*	The Form of Restricted Share Units Agreement (Management grants) under the NVR, Inc. 2018 Equity Incentive Plan. Filed herewith.

10.6*	The Form of Restricted Share Units Agreement (Director grants) under the NVR, Inc. 2018 Equity Incentive Plan. Filed herewith.

* Exhibit is a management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: May 14, 2018	By:	/s/ Daniel D. Malzahn
Daniel D. Malzahn
Senior Vice President, Chief Financial Officer and Treasurer

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